                                                                   Exhibit 10.43

                                    AMENDMENT

          AMENDMENT, dated as of February 21, 2003 (this "Amendment"), to the Fifth Amended and Restated Credit Agreement, dated as of November 1, 1999 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among Aurora Foods Inc. (the "Company"), the financial institutions parties thereto (the "Lenders") and the Agents.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to Company;

          WHEREAS, Company has requested, and, upon this Amendment becoming effective, the Lenders have agreed, that certain provisions of the Credit Agreement be amended as set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

          SECTION 2. Amendments to Credit Agreement.

     (a) Amendments to Subsection 1.1. Subsection 1.1 of the Credit Agreement is hereby amended as follows:

     (i) by deleting the existing defined term "Applicable Margin" and substituting in lieu thereof the following:

          "Applicable Margin" means (a) with respect to Revolving Loans and Tranche A Term Loans, 3.50% if such Loans are Base Rate Loans and 4.50% if such Loans are Eurodollar Rate Loans, (b) with respect to Tranche B Term Loans, 4.00% if such Loans are Base Rate Loans and 5.00% if such Loans are Eurodollar Rate Loans, and (c) with respect to the Commitment Fee, 0.50%; provided that on and after the date on which Company has received aggregate Net Cash Proceeds from one or more Asset Sales consummated after the February 2003 Amendment Effective Date in an aggregate amount equal to or exceeding $275,000,000, the Applicable Margin shall be (x) with respect to Revolving Loans and Tranche A Term Loans, 3.25% if such Loans are Base Rate Loans and 4.25% if such Loans are Eurodollar Rate Loans, (y) with respect to Tranche B Term Loans, 3.75% if such Loans are Base Rate Loans and 4.75% if such Loans are Eurodollar Rate Loans, and (z) with respect to the Commitment Fee, 0.50%

     (ii) (A) by deleting the word "and" immediately before clause (12) of the defined term "Consolidated EBITDA" and substituting in lieu thereof "," and (B) adding the following new clause (13) immediately after the end of clause (12) of the defined term "Consolidated EBITDA":

          and (13) with respect to periods that include the Fiscal Quarter ending December 31, 2002, charges as set forth on the attached
          Schedule 1.1B

     (iii)(A) by adding the following language immediately after the phrase "Cash Proceeds of such Asset Sale net of" in the defined term "Net Cash Proceeds":

          (a) any Excess Leverage Fee and any Asset Sale Fee earned and unpaid as of the date of such Asset Sale pursuant to subsections 2.3C and 2.3D and (b)

     (B) by deleting the word "and" immediately before clause (iv) of the defined term "Net Cash Proceeds" and adding the following at the end thereof:

          and (v) the sum of all overhead and severance obligations retained by Company and its Subsidiaries and other retained liabilities attributable to the sold asset

     (iv) by adding the following new defined terms in proper alphabetical order:

          "Actual Total Profit Contribution" means the aggregate profit contribution of all brands of Company and its Subsidiaries during a period before taking into account amortization and depreciation attributable thereto; provided that for purposes of Section 7.6A, Actual Total Profit Contribution for a Fiscal Quarter shall not include the profit contributions from brands sold during such Fiscal Quarter; and provided further that if the breakfast business is sold, any profit contribution otherwise allocable to the non-breakfast food services business shall also be excluded from Actual Total Profit Contribution for such Fiscal Quarter.

          "Consolidated Sales" means, for any period, the consolidated sales of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

          "Consolidated SG&A" means, for any Fiscal Quarter, the consolidated sales, general and administrative expenses of Company and its Subsidiaries, determined on a consolidated basis in accordance with GAAP, but excluding
     (a) any extraordinary or non-recurring charges incurred during such Fiscal Quarter in connection with any Asset Sale during such Fiscal Quarter or the immediately preceding Fiscal Quarter, not to exceed $2,000,000 per brand and $5,000,000 in the aggregate and (b) depreciation and amortization expenses incurred during such Fiscal Quarter.

          "Engagement Letter" means each of (i) the letter dated as of July 30, 2002 between J.P. Morgan Securities Inc. and Company and (ii) the letter dated as of June 11,

     2002 between Merrill Lynch, Pierce, Fenner & Smith Incorporated and Company, in each case as amended, supplemented or otherwise modified from time to time.

          "February 2003 Amendment Effective Date" means the date on which the Amendment, dated as of February 21, 2003, to this Agreement shall be deemed effective in accordance with Section 4 thereof.

          "M&A Advisor" means each of J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, engaged by Company pursuant to its respective Engagement Letter.

          "Projected Total Profit Contribution" means the aggregate projected profit contribution of all brands of Company and its Subsidiaries during a period as indicated on Schedule 1.1C before taking into account amortization and depreciation attributable thereto; provided that for purposes of Section 7.6A, Projected Total Profit Contribution for a Fiscal Quarter shall not include the projected profit contributions from brands sold during such Fiscal Quarter; and provided further that if the breakfast business is sold, any projected profit contribution otherwise allocable to the non-breakfast food services business shall also be excluded from Projected Total Profit Contribution for such Fiscal Quarter.

          "Receivables Purchase Agreement" means the Receivables Purchase Agreement, dated as of April 19, 2000, between Company and JPMorgan Chase Bank (formerly known as The Chase Manhattan Bank), as amended, supplemented or otherwise modified from time to time.

     (b) Amendment to Subsection 2.2F. Subsection 2.2F of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          [Reserved].

     (c) Amendments to Subsection 2.3. (i) Subsection 2.3C of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          C. Excess Leverage Fee. Except as otherwise agreed to in writing by the Required Lenders, Company shall pay each Lender a fee equal to 3.50% of the aggregate amount of such Lender's Revolving Loan Exposure and Term Loan Exposure outstanding as of the February 2003 Amendment Effective Date (the "Excess Leverage Fee"), which Excess Leverage Fee shall be deemed to be earned on the February 2003 Amendment Effective Date, provided that (1) 50% of such Excess Leverage Fee shall be forgiven on June 30, 2003 if Company has received, during the period from the February 2003 Amendment Effective Date to and including such date, an aggregate amount of Net Cash Proceeds equal to at least $100,000,000 from one or more Asset Sales, (2) 50% of such Excess Leverage Fee shall be forgiven on September 30, 2003 if Company has received, during the period from the February 2003 Amendment Effective Date to and including such date, an aggregate amount of Net Cash Proceeds equal to at least $225,000,000 from one or more Asset Sales and (3) 100% of such Excess Leverage Fee shall be forgiven on September 30, 2003 if Company has received, during the period from the February 2003 Amendment Effective Date to and including such date, an aggregate amount of Net Cash Proceeds equal to at least $325,000,000 from one or more Asset Sales. Such Excess Leverage Fee shall be due and payable (i) with respect to 50% thereof, on the earliest to occur of (a) the date of any prepayment or reduction made pursuant to subsection 2.4B(iii) after June 30, 2003, (b) June 30, 2005 or
     (c) the date of payment or prepayment in full of the Loans and other Obligations and (ii) with respect to the remaining 50% thereof, on the earliest to occur of (x) the date of any prepayment or reduction made pursuant to subsection 2.4B(iii) after September 30, 2003, (y) June 30, 2005 or (z) the date of payment or prepayment in full of the Loans and other Obligations; provided, that such Excess Leverage Fee shall become payable immediately upon the occurrence of an Event of Default described in subsection 8.6 or 8.7 of this Agreement with respect to Company; and provided further that any portion of the Excess Leverage Fee payable prior to September 30, 2003 shall be paid by Company to the Administrative Agent for distribution to the Lenders, to the extent not forgiven, on September 30, 2003. Net Cash Proceeds and other amounts required to be applied to prepayments under subsections 2.4B(iii)(a) - (e) received after June 30, 2003 and September 30, 2003 shall be applied to the payment of the Excess Leverage Fee prior to their application in accordance with subsection 2.4C(ii). Such Excess Leverage Fee may be prepaid by Company on any Business Day upon notice to the Administrative Agent.

     (ii) Subsection 2.3 of the Credit Agreement is hereby further amended by adding the following new subsection 2.3D immediately at the end thereof:

          D. Asset Sale Fee. Except as otherwise agreed to in writing by the Required Lenders, if as of February 10, 2004, Company has not received an aggregate amount of Net Cash Proceeds equal to at least $325,000,000 from one or more Asset Sales occurring during the period from the February 2003 Amendment Effective Date to and including such date, Company shall pay each Lender a fee equal to 1.75% of an amount equal to the average daily aggregate amount of such Lender's Revolving Loan Exposure and Term Loan Exposure for the period commencing on the February 2003 Amendment Effective Date and ending on February 10, 2004 (the "Asset Sale Fee"), which Asset Sale Fee shall be deemed to be earned on February 10, 2004, provided that if (A) as of February 10, 2004 the sum of (x) the Net Cash Proceeds from Asset Sales occurring during such period and (y) the Net Cash Proceeds reasonably contemplated to be received on or before March 31, 2004 by the Company from other Asset Sales as to which there are definitive sale agreements then in effect is at least $325,000,000 and (B) the Net Cash Proceeds from Asset Sales received by Company during the period from the February 2003 Amendment Effective Date to and including March 31, 2004 are at least $325,000,000, the Asset Sale Fee shall be forgiven on March 31, 2004. The Asset Sale Fee shall be due and payable on the earliest to occur of (i) the date of any prepayment or reduction made pursuant to subsection 2.4B(iii) after February 10, 2004 (or, if subject to being forgiven, March 31, 2004), (ii) June 30, 2005 or
     (iii) the date of payment or prepayment in full of the Loans and other Obligations; provided, that such Asset Sale Fee shall be deemed to have accrued and be earned and become payable immediately upon the occurrence of an Event of Default described in subsection 8.6 or 8.7 of this Agreement with respect to Company. Net Cash Proceeds and other amounts required to be applied to prepayments under subsections 2.4B(iii)(a) - (e) received on or after February 10, 2004 (or, if subject to being forgiven, March 31, 2004) shall be applied to the payment of the Asset Sale Fee prior to their application in accordance with subsection 2.4C(ii). The Asset Sale Fee may be prepaid by Company on any Business Day upon notice to the Administrative Agent.

     (d) Amendments to Subsection 2.4. Subsection 2.4 of the Credit Agreement is hereby amended as follows:

     (i) by deleting the existing paragraph (a) of subsection 2.4B(iii) in its entirety and substituting in lieu thereof the following:

          (a) Prepayments and Reductions from Asset Sales. No later than the second Business Day following the date of receipt by Company or any of its Subsidiaries of the Net Cash Proceeds of any Asset Sale, Company shall prepay the Loans (and/or the Revolving Loan Commitments shall be reduced) in an aggregate amount equal to 100% of such Net Cash Proceeds. Concurrently with any prepayment of the Loans and/or reduction of the Commitments pursuant to this subsection 2.4B(iii)(a)(or any purchase of accounts receivable or other reduction under the Receivables Purchase Agreement pursuant to subsection 2.4B(iii)(g) with Net Cash Proceeds), Company shall deliver to the Administrative Agent an Officer's Certificate demonstrating the derivation of the Net Cash Proceeds of the correlative Asset Sale from the gross sales price thereof. In the event that Company shall, at any time after receipt of Net Cash Proceeds of any Asset Sale requiring a prepayment or a reduction of the Revolving Loan Commitments pursuant to this subsection 2.4B(iii)(a), determine that the prepayments and/or reductions of the Revolving Loan Commitments previously made in respect of such Asset Sale were in an aggregate amount less than that required by the terms of this subsection 2.4B(iii)(a), Company shall promptly cause to be made an additional prepayment of the Loans (and/or reduction in the Revolving Loan Commitments) in an amount equal to the amount of any such deficit, and Company shall concurrently therewith deliver to Administrative Agent an Officer's Certificate demonstrating the derivation of the additional Net Cash Proceeds resulting in such deficit.

     (ii) by adding the following language immediately after "December 1998" in subsection 2.4B(iii)(e):

     but excluding the Fiscal Year ending in December 2003

     (iii) by adding the following new paragraph (g) at the end of subsection 2.4B(iii):

          (g) Amounts not Required for Prepayment or Reductions. Notwithstanding the foregoing subsections 2.4B(iii)(a) - (e) or anything contained in subsection 2.4C(ii), after Company has applied $200,000,000 of Net Cash Proceeds and other amounts required to be applied to prepayments under subsections 2.4B(iii)(a) - (e) in accordance with subsection 2.4C(ii) after the February 2003 Amendment Effective Date, Company may, in lieu of prepaying the Loans, apply the next $25,000,000 of Net Cash Proceeds or other amounts required to be applied to prepayments under subsections 2.4B(iii)(a) - (e) to the repurchase of accounts receivable previously financed under the Receivables Purchase Agreement or to the replacement of working capital in connection with a reduction by an equal amount of the "Facility Limit" (as such term is defined in the Receivables Purchase Agreement) under the Receivables Purchase Agreement.

     (iv) by deleting the existing paragraph (ii) of subsection 2.4C in its entirety and substituting in lieu thereof the following:

          (ii) Application of Mandatory Prepayments by Type of Loans. Subject to subsections 2.3C and 2.3D, any amount (the "Applied Amount") required to be applied as a mandatory prepayment of the Loans and/or a reduction of the Revolving Loan Commitments pursuant to subsection 2.4B(iii)(a) - (e) shall be applied: (1) in the case of the first $200,000,000 of any Applied Amount applied hereunder after the February 2003 Amendment Effective Date, to prepay the Tranche A Term Loans and Tranche B Term Loans pro rata based on the outstanding principal amounts thereof (with application to the respective remaining installments thereof on a pro rata basis); and (2) in the case of any Applied Amount in excess of $200,000,000 applied hereunder (exclusive of amounts used to repurchase accounts receivable or reduce availability under the Receivables Purchase Agreement pursuant to subsection 2.4B(iii)(g)) after the February 2003 Amendment Effective Date, to prepay the Tranche A Term Loans, the Tranche B Term Loans and the Revolving Loans (and to permanently reduce the Revolving Loan Commitments by the amount of such Revolving Loan prepayment) pro rata based on the outstanding principal amounts of the Term Loans and the Revolving Credit Commitments (amounts applied to the Tranche A Term Loans and Tranche B Term Loans to be applied to the respective remaining installments thereof on a pro rata basis); provided that with respect to a mandatory prepayment of the Loans pursuant to subsection 2.4B(iii)(b) as a result of the incurrence of Indebtedness under the Tack-on Notes, such Applied Amount shall be applied: first to prepay the Short-Term Loan and second, to the extent of any remaining portion of the Applied Amount, to prepay the Tranche A Term Loans and Tranche B Term Loans pro rata, with such prepayment to be applied to the respective remaining installments thereof on a pro rata basis; and provided however, that so long as any Tranche A Term Loans are outstanding, each Lender of Tranche B Term Loans shall have the right to refuse all or any portion of any Applied Amount allocable to it under this Subsection 2.4C(ii), and the amount so refused shall be applied to prepay the Tranche A Term Loans. Notwithstanding the foregoing or anything herein to the contrary, no portion of the proceeds of Indebtedness permitted under subsection 7.1(vi) which are applied to prepay the Loans shall be applied to permanently reduce the Revolving Loan Commitments.

     (e) Amendment to Subsection 6.1(i). Subsection 6.1(i) of the Credit Agreement is hereby amended by adding the following new proviso at the end thereof:

     ; provided further, that within 40 days after each fiscal month-end (other than March, June, September and December) Company shall deliver to the Administrative Agent such foregoing statements as prepared on a "brand-by-brand" basis which shall (i) set forth the calculation of the profit contribution levels for each such brand and (ii) include market share information for each brand for the most recent fiscal month for which information is available and, to the extent practicable, set forth in comparable form the corresponding information for the corresponding fiscal month of the previous Fiscal Year

     (f) Amendment to Subsection 6.5. Subsection 6.5 of the Credit Agreement is hereby amended by deleting the phrase "the Fiscal Quarter ending September 2002 and for each Fiscal Quarter" from the third sentence thereof and substituting in lieu thereof the following:

     the fiscal month ending February 2003 and for each fiscal month

     (g) Amendment to Section 6. Section 6 of the Credit Agreement is hereby further amended by adding the following new subsection 6.13 immediately at the end thereof:

          6.13. M&A Advisors. (i) Company shall continue to engage each M&A Advisor pursuant to its respective Engagement Letter until the date that Company and its Subsidiaries shall have received Net Cash Proceeds in an amount equal to at least $325,000,000 from one or more Asset Sales after the February 2003 Amendment Effective Date. If both M&A Advisors resign or both Engagement Letters are terminated by Company for any reason, Company shall promptly send notice of such resignation or termination to the Administrative Agent and shall replace such M&A Advisors with one or more investment bankers within 30 days of such resignation or termination. If Company fails to engage a successor M&A Advisor pursuant to the preceding sentence within 30 days, the Administrative Agent shall have the right, at Company's expense, to engage one or more investment bankers or consultants to advise Company in the consummation of one or more Asset Sales until the date that Company or any of its Subsidiaries shall have received Net Cash Proceeds in an amount equal to at least $325,000,000 from such Asset Sales after the February 2003 Amendment Effective Date.

          (ii) If Company does not receive at least $225,000,000 in Net Cash Proceeds from Asset Sales during the period from the February 2003 Amendment Effective Date to and including September 30, 2003, the Administrative Agent shall have the right, at Company's expense, to engage one or more investment bankers or other consultants to advise the Administrative Agent and the Lenders until the date that Company and its Subsidiary shall have received Net Cash Proceeds in an amount equal to at least $325,000,000 from one or more Asset Sales after the February 2003 Amendment Effective Date.

     (h) Amendments to Subsection 7.6. Subsection 7.6 of the Credit Agreement is hereby amended as follows:

          (i) by deleting the existing subsection 7.6A of the Credit Agreement in its entirety and substituting in lieu thereof the following:

          A. Minimum Actual Total Profit Contribution. Company shall not permit the Actual Total Profit Contribution for any period of four consecutive Fiscal Quarters (or, in the case of the Fiscal Quarters ending March 31, 2003, June 30, 2003 and September 30, 2003, for the respective three, six and nine month periods then ended) to be less than 85% of the Projected Total Profit Contribution for such period; provided that the covenant set forth in this subsection 7.6A shall be applicable starting with the first Fiscal Quarter in which an Asset Sale after the February 2003 Amendment Effective Date has been consummated.

          (ii) by deleting the existing subsection 7.6B of the Credit Agreement in its entirety and substituting in lieu thereof the following:

          B. Maximum Consolidated SG&A. Company shall not permit Consolidated SG&A for any Fiscal Quarter ending during any of the test periods set forth in the table below to exceed the correlative percentage set forth in the table below of Consolidated Sales during such period; provided that the covenant set forth in this subsection 7.6B shall be applicable starting with the first Fiscal Quarter in which an Asset Sale after the February 2003 Amendment Effective Date has been consummated:

        ----------------------------------------------------------
             TEST PERIOD                  % of Consolidated Sales
        ----------------------------------------------------------
          01/01/03 - 03/31/03                       10.0%
        ----------------------------------------------------------
          04/01/03 - 06/30/03                       12.0%
        ----------------------------------------------------------
          07/01/03 - 09/30/03                       13.0%
        ----------------------------------------------------------
          10/01/03 - 12/31/03                       12.0%
        ----------------------------------------------------------
          01/01/04 - 03/31/04                       12.0%
        ----------------------------------------------------------
          04/01/04 - 06/30/04                       11.0%
        ----------------------------------------------------------
          07/01/04 and thereafter                   10.0%
        ----------------------------------------------------------

          (iii) by deleting the existing subsection 7.6C of the Credit Agreement in its entirety and substituting in lieu thereof the following:

          [Reserved].

          (iv) by deleting the existing subsection 7.6D of the Credit Agreement in its entirety and substituting in lieu thereof the following:

          D. Maximum Consolidated Capital Expenditures. Company shall not, and shall not permit any of its respective Subsidiaries to, make or incur Consolidated Capital Expenditures, in any fiscal period indicated below, in an aggregate amount in excess of the corresponding amount (the "Maximum Consolidated Capital Expenditures Amount") set forth below opposite such fiscal period:

-------------------------------------------------------------------------------
                                                   MAXIMUM CONSOLIDATED CAPITAL
                FISCAL PERIOD                          EXPENDITURES AMOUNT
-------------------------------------------------------------------------------
      Three Months Ending March 31, 2003                    $5,000,000
-------------------------------------------------------------------------------
       Six Months Ending June 30, 2003                     $11,000,000
-------------------------------------------------------------------------------
     Nine Months Ending September 30, 2003                 $16,000,000
-------------------------------------------------------------------------------
      Fiscal Year ending in December 2003                  $20,000,000
-------------------------------------------------------------------------------
      Three Months Ending March 31, 2004                    $5,000,000
-------------------------------------------------------------------------------
       Six Months Ending June 30, 2004                     $10,000,000
-------------------------------------------------------------------------------
     Nine Months Ending September 30, 2004                 $15,000,000
-------------------------------------------------------------------------------
      Fiscal Year ending in December 2004                  $20,000,000
       and each Fiscal Year thereafter
-------------------------------------------------------------------------------

          (v) by deleting the existing subsection 7.6E of the Credit Agreement in its entirety and substituting in lieu thereof the following:

          E. Minimum Consolidated EBITDA. Company shall not permit Consolidated EBITDA for any test period set forth below to be less than the correlative amount for such test period set forth in the table below; provided that the covenant set forth in this subsection 7.6E shall cease to be applicable starting with the first test period in which an Asset Sale after the February 2003 Amendment Effective Date has been consummated:

--------------------------------------------------------------------------------
           TEST PERIOD                       MINIMUM CONSOLIDATED EBITDA
--------------------------------------------------------------------------------
Twelve Months Ending December 31, 2002                 $132,000,000
================================================================================

--------------------------------------------------------------------------------
                   TEST PERIOD                    MINIMUM CONSOLIDATED EBITDA
--------------------------------------------------------------------------------
         Three Months Ending March 31, 2003             $25,900,000
--------------------------------------------------------------------------------
          Six Months Ending June 30, 2003               $53,800,000
--------------------------------------------------------------------------------
       Nine Months Ending September 30, 2003            $89,600,000
--------------------------------------------------------------------------------
       Twelve Months Ending December 31, 2003          $130,100,000
--------------------------------------------------------------------------------
        Twelve Months Ending March 31, 2004            $135,500,000
--------------------------------------------------------------------------------
         Twelve Months Ending June 30, 2004            $139,400,000
--------------------------------------------------------------------------------
      Twelve Months Ending September 30, 2004          $142,400,000
--------------------------------------------------------------------------------

          (vi) by deleting the existing subsection 7.6F of the Credit Agreement in its entirety and substituting in lieu thereof the following:

          [Reserved].

     (h) Amendment to Subsection 7.7. Subsection 7.7(v) of the Credit Agreement is hereby amended by deleting the reference to "December 31, 2003" therein and substituting in lieu thereof "June 30, 2004".

     (i) Amendments to Schedules. The Schedules to the Credit Agreement are hereby amended by inserting Annex I attached hereto as a new Schedule 1.1B to the Credit Agreement and inserting Annex II attached hereto as a new Schedule 1.1C to the Credit Agreement.

          SECTION 3. Waivers to Credit Agreement.

     (a) Waivers to Credit Agreement. Any breach by Company of the financial condition covenants set forth in subsections 7.6A, 7.6B, 7.6C, 7.6E and 7.6F of the Credit Agreement (prior to giving effect to this Amendment) with respect to the test period ending December 31, 2002, and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived.

     (b) Waivers in Respect of Receivables Purchase Agreement. Any breach by Company of subsection 2.4B(iii)(a), 7.2 or 7.7 of the Credit Agreement with respect to the Receivables Purchase Agreement and the use of the Net Cash Proceeds thereof (with respect to any breach of subsection 2.4B(iii)(a), solely to the extent such Net Cash Proceeds do not exceed $30,000,000 at any time outstanding) and any Event of Default or Potential Event of Default resulting from any such breach, is hereby waived only for the period ending on September 30, 2004. Notwithstanding any provision of the Credit Agreement, (i) for purposes of subsections 2.3C, 2.3D and 6.13 of the Credit Agreement, Net Cash Proceeds received under the Receivables Purchase Agreement shall not be deemed as a receipt by Company of Net Cash Proceeds and (ii) for purposes of subsections 7.6A, 7.6B and 7.6E of the Credit Agreement, sales of accounts under the Receivables Purchase Agreement shall not be deemed Asset Sales.

          SECTION 4. Conditions to Effectiveness of Amendment. This Amendment shall be effective on the date on which all of the following conditions precedent have been satisfied or waived (the "Effective Date"):

     (a) The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of (i) Company, (ii) the Guarantor, (iii) the Requisite Lenders, (iv) holders of more than 50% in principal amount of the Tranche A Term Loans and (v) holders of more than 50% in principal amount of the Tranche B Term Loans;

     (b) Company shall have paid all accrued fees and expenses of the Administrative Agent and the reasonable expenses of the Lenders, including the accrued fees and expenses of counsel to the Administrative Agent;

     (c) After giving effect to the Amendment, no Event of Default or Potential Event of Default shall have occurred and be continuing; and

     (d) The Administrative Agent shall have received an amendment fee for the account of each Lender which executes and delivers its signature page to the Administrative Agent prior to 5:00 p.m., New York City time, on February 21, 2003 an the amount equal to 0.50% of the sum of such Lenders' Revolving Loan Exposure and Term Loan Exposure;

provided that upon satisfaction or waiver of each of the preceding conditions precedent, the amendments to the Credit Agreement set forth in Sections 2(a)(ii) and 2(h)(v) of this Amendment shall be deemed effective as of December 31, 2002.

          SECTION 5. Representations and Warranties. To induce the Lenders parties hereto to enter into this Amendment, Company hereby represents and warrants to the Administrative Agent and all of the Lenders that the representations and warranties made by Company in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof.

          SECTION 6. Effect on the Loan Documents. (a) Except as specifically amended above, the Credit Agreement and all other Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The amendment provided herein to the definition of "Applicable Margin" shall be effective only for accruals of interest during the period from and after the February 2003 Amendment Effective Date.

     (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 7. Costs, Expenses and Taxes. Company agrees to pay on demand all actual and reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution, delivery, administration, modification and amendment of this Amendment and the other instruments and documents to be delivered thereunder and hereunder, including, without limitation, the reasonable and documented fees and out-of-pocket expenses of counsel for the Administrative Agent (including allocated costs of internal counsel) with respect thereto and with respect to advising the Administrative Agent as to its rights and responsibilities hereunder and thereunder. Company further agrees to pay on demand all costs and expenses of the Administrative Agent and each of the Lenders, if any (including, without limitation, counsel fees and expenses), in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other instruments and documents to be delivered hereunder, including, without limitation, reasonable counsel fees and expenses (including allocated costs of internal counsel) in connection with the enforcement of rights under this Section 7.

          SECTION 8. Affirmation of Subsidiary Guaranty, Pledge Agreement and Credit Agreement. The Guarantor hereby consents to the modification of the Credit Agreement contemplated hereby and each of Company and the Guarantor hereby acknowledge and agree that the guarantees contained in the Subsidiary Guaranty, the pledge of stock contained in the Pledge Agreement and the obligations contained in the Credit Agreement as modified hereby are, and shall remain, in full force and effect.

          SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with Company and the Administrative Agent.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        AURORA FOODS INC.


                                        By:    /s/ William R. McManaman
                                            -------------------------------
                                        Name:  William R. McManaman
                                        Title: EVP & CFO

                                        SEA COAST FOODS, INC.


                                        By:    /s/ William R. McManaman
                                            -------------------------------
                                        Name:  William R. McManaman
                                        Title: CFO & Secretary

                                        JP MORGAN CHASE
                                        BANK (formerly
                                        known as The Chase
                                        Manhattan Bank),
                                        as Administrative
                                        Agent and Lender

                                        By:    /s/ Kathy Duncan
                                            -------------------------------
                                        Name:  Kathy Duncan
                                        Title: Vice President

                                        AIMCO CLO SERIES 2001-A


                                        By:    /s/ Jerry D. Zinkula
                                            -----------------------------------
                                        Name:  Jerry D. Zinkula
                                        Title: Authorized Signatory

                                        By:    /s/ Chris Goergen
                                            -----------------------------------
                                        Name:  Chris Goergen
                                        Title: Authorized Signatory


                                        AIMCO CLO SERIES 2000-A


                                        By:    /s/ Jerry D. Zinkula
                                            -----------------------------------
                                        Name:  Jerry D. Zinkula
                                        Title: Authorized Signatory

                                        By:    /s/ Chris Goergen
                                            -----------------------------------
                                        Name:  Chris Goergen
                                        Title: Authorized Signatory


                                        ALLIANCE CAPITAL MANAGEMENT L.P., as
                                        Manager on behalf of ALLIANCE CAPITAL
                                        FUNDING, L.L.C., as Assignee


                                        By: Alliance Capital Management
                                        Corporation, General Partner of Alliance
                                        Capital Management L.P.


                                        By:    /s/ Sverker Johansson
                                            -----------------------------------
                                        Name:  Sverker Johansson
                                        Title: Vice President

                                        ALLSTATE LIFE INSURANCE COMPANY


                                        By:    /s/ Jerry D. Zinkula
                                            -----------------------------------
                                        Name:  Jerry D. Zinkula
                                        Title: Authorized Signatory

                                        By:    /s/ Chris Goergen
                                            -----------------------------------
                                        Name:  Chris Goergen
                                        Title: Authorized Signatory


                                        AMERICAN EXPRESS CERTIFICATE COMPANY


                                        By: American Express Asset Management
                                        Group Inc. as Collateral Manager

                                        By:    /s/ Yvonne E. Stevens
                                            ----------------------------------
                                        Name:  Yvonne E. Stevens
                                        Title: Senior Managing Director

                                        APEX (IDM) CDO I, LTD.

                                        By: David L. Babson & Company Inc., as
                                        Collateral Manager


                                        By:    /s/ Mary Ann McCarthy
                                            -----------------------------------
                                        Name:  Mary Ann McCarthy
                                        Title: Managing Director


                                        ARCHIMEDES FUNDING, LLC.


                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager

                                        By:    /s/ Cheryl Wasilewski
                                            -----------------------------------
                                        Name:  Cheryl Wasilewski
                                        Title: Vice President

                                        ARCHIMEDES FUNDING III, LTD.
                                        By: ING Capital Advisors LLC, as
                                        Collateral Manager


                                        By:    /s/ Cheryl Wasilewski
                                            -----------------------------------
                                        Name:  Cheryl Wasilewski
                                        Title: Vice President


                                        ARES LEVERAGED INVESTMENT FUND II, L.P.
                                        By: ARES Management II, L.P. its General
                                        Partner


                                        By:    /s/ Seth J. Brufsky
                                            -----------------------------------
                                        Name:  Seth J. Brufsky
                                        Title: Vice President

                                        ARES III CLO LTD.
                                        By: ARES CLO Management, LLC its
                                        Investment Partner


                                        By:    /s/ Seth J. Brufsky
                                            -----------------------------------
                                        Name:  Seth J. Brufsky
                                        Title: Vice President

                                        ARES IV CLO LTD.
                                        By: ARES CLO Management IV, L.P. its
                                        Investment Partner

                                        By: ARES CLO GP IV, LLC its Managing
                                        Manager


                                        By:    /s/ Seth J. Brufsky
                                            -----------------------------------
                                        Name:  Seth J. Brufsky
                                        Title: Vice President

                                        ARES V CLO LTD.
                                        By: ARES CLO Management V, L.P. its
                                        Investment Manager
                                        By: ARES CLO GP V, LLC its Managing
                                        Manager


                                        By: /s/ Seth J. Brufsky
                                            -----------------------------------
                                        Name:   Seth J. Brufsky
                                        Title:  Vice President


                                        ARES VI CLO LTD.
                                        By: ARES CLO GP VI, LLC its Management
                                        Manager


                                        By: /s/ Seth J. Brufsky
                                            -----------------------------------
                                        Name:   Seth J. Brufsky
                                        Title:  Vice President


                                        AXIS/SRS LIMITED
                                        By: Stanfield Capital Partners LLC as
                                        its Sub-Manager


                                        By: /s/ Christopher E. Jansen
                                            -----------------------------------
                                        Name:   Christopher E. Jansen
                                        Title:  Managing Partner

                                        BALANCED HIGH-YIELD FUND I, LTD.
                                        By: ING Capital Advisors LLC, as Asset
                                        Manager

                                        By: /s/ Cheryl Wasilewski
                                            -----------------------------------
                                        Name:   Cheryl Wasilewski
                                        Title:  Vice President


                                        BALANCED HIGH-YIELD FUND II, LTD.
                                        By: ING Capital Advisors LLC, as Asset
                                        Manager


                                        By: /s/ Cheryl Wasilewski
                                            -----------------------------------
                                        Name:   Cheryl Wasilewski
                                        Title:  Vice President

                                        BANCO ESPIRITO SANTO, S.A., NASSAU
                                        BRANCH


                                        By: /s/ Terry R. Hull
                                            -----------------------------------
                                        Name:   Terry R. Hull
                                        Title:  Senior Vice President


                                        By: /s/ Andrew M. Orsen
                                            -----------------------------------
                                        Name:   Andrew M. Orsen
                                        Title:  Vice President


                                        BANK OF AMERICA, N.A.

                                        By: /s/ Laura T. Sweet
                                            -----------------------------------
                                        Name:   Laura T. Sweet
                                        Title:  Assistant Vice President


                                        BAYERISCHE HYPO-UND VEREINSBANK AG NEW
                                        YORK BRANCH


                                        By: /s/ Salvatore Esposito
                                            -----------------------------------
                                        Name:   Salvatore Esposito
                                        Title:  Director


                                        By: /s/ John Sweeney
                                            -----------------------------------
                                        Name:   John Sweeney
                                        Title:  Director

                                        BNP PARIBAS


                                        By: /s/ Stephanie Rogers
                                            -----------------------------------
                                        Name:   Stephanie Rogers
                                        Title:  Vice President


                                        By: /s/ Duane P. Helkowski
                                            -----------------------------------
                                        Name:   Duane P. Helkowski
                                        Title:  Director

                                        CANPARTNERS INVESTMENTS IV LLC


                                        By: /s/ Joshua S. Friedman
                                            -----------------------------------
                                        Name:   Joshua S. Friedman
                                        Title:  Authorized Signatory


                                        CANYON CAPITAL CDO 2001-1 LTD.


                                        By: /s/ Joshua S. Friedman
                                            -----------------------------------
                                        Name:   Joshua S. Friedman
                                        Title:  Authorized Signatory

                                        CANYON CAPITAL CDO 2002-1 LTD.


                                        By: /s/ Joshua S. Friedman
                                            -----------------------------------
                                        Name:   Joshua S. Friedman
                                        Title:  Authorized Signatory


                                        CARLYLE HIGH YIELD PARTNERS II, LTD.


                                        By: /s/ Linda Pace
                                            -----------------------------------
                                        Name:   Linda Pace
                                        Title:  Principal


                                        CARLYLE HIGH YIELD PARTNERS III, LTD.


                                        By: /s/ Linda Pace
                                            -----------------------------------
                                        Name:   Linda Pace
                                        Title:  Principal

                                        CENTURION CDO II, LTD.
                                        By: American Express Asset Management
                                        Group, Inc. as Collateral Manager


                                        By: /s/ Leanne Stavrakis
                                            ------------------------------------
                                        Name:   Leanne Stavrakis
                                        Title:  Director-Operations


                                        CENTURION CDO III, LIMITED
                                        By: American Express Asset Management
                                        Group, Inc. as Collateral Manager


                                        By: /s/ Leanne Stavrakis
                                            ------------------------------------
                                        Name:   Leanne Stavrakis
                                        Title:  Director-Operations


                                        CENTURION CDO VI, LTD.
                                        By: American Express Asset Management
                                        Group, Inc. as Collateral Manager


                                        By: /s/ Leanne Stavrakis
                                            ------------------------------------
                                        Name:   Leanne Stavrakis
                                        Title:  Director-Operations


                                        CONTINENTAL CASUALTY COMPANY


                                        By: /s/ Marilou R. McGirr
                                            ------------------------------------
                                        Name:   Marilou R. McGirr
                                        Title:  Vice President


                                        COSTANTINUS EATON VANCE CDO V, LTD.
                                        By: Eaton Vance Management as Investment
                                        Advisor


                                        By: /s/ Scott H. Page
                                            ------------------------------------
                                        Name:   Scott H. Page
                                        Title:  Vice President

                                       CREDIT SUISSE FIRST BOSTON INTERNATIONAL


                                       By: /s/ Steve Martin
                                           ----------------------------------
                                       Name: Steve Martin
                                       Title: Vice President


                                       By: /s/ Irina Borisova
                                           ----------------------------------
                                       Name: Irina Borisova
                                       Title: Assistant Vice President


                                       DEUTSCHE BANK AG NEW YORK BRANCH
                                       AND/OR CAYMAN ISLANDS BRANCH



                                       By: /s/ William W. McGinty
                                           ----------------------------------
                                       Name: William W. McGinty
                                       Title: Director


                                       By: /s/ Thomas A. Foley
                                           ----------------------------------
                                       Name: Thomas A. Foley
                                       Title: Vice President


                                       DK ACQUISITION PARTNERS, L.P.


                                       By: /s/ Michael Leffell
                                           ----------------------------------
                                       Name: Michael Leffell
                                       Title: Partner


                                       EATON VANCE CDO III, LTD.
                                       By: Eaton Vance Management as Investment
                                       Advisor


                                       By: /s/ Scott H. Page
                                           ----------------------------------
                                       Name: Scott H. Page
                                       Title: Vice President

                                      EATON VANCE CDO IV, LTD.
                                      By: Eaton Vance Management as Investment
                                      Advisor


                                      By: /s/ Scott H. Page
                                          ------------------------------------
                                      Name: Scott H. Page
                                      Title: Vice President


                                      EATON VANCE INSTITUTIONAL SENIOR LOAN FUND
                                      By: Eaton Vance Management as Investment
                                      Advisor


                                      By: /s/ Scott H. Page
                                          ------------------------------------
                                      Name: Scott H. Page
                                      Title: Vice President

                                      EATON VANCE SENIOR INCOME TRUST
                                      By: Eaton Vance Management as Investment
                                      Advisor

                                      By: /s/ Scott H. Page
                                          ------------------------------------
                                      Name: Scott H. Page
                                      Title: Vice President

                                      ELC (CAYMAN) LTD. CDO SERIES 1999-I
                                      By: David L. Babson & Company, Inc., as
                                      Collateral Manager


                                      By: /s/ Mary Ann McCarthy
                                          ------------------------------------
                                      Name: Mary Ann McCarthy
                                      Title: Managing Director

                                       ELC (CAYMAN) LTD. 1999-III
                                       By: David L. Babson & Company Inc., as
                                       Collateral Manager


                                       By: /s/ Mary Ann McCarthy
                                           ----------------------------------
                                       Name: Mary Ann McCarthy
                                       Title: Managing Director


                                       ELC (CAYMAN) LTD. 2000-1
                                       By: David L. Babson & Company Inc., as
                                       Collateral Manager


                                       By: /s/ Mary Ann McCarthy
                                           ----------------------------------
                                       Name: Mary Ann McCarthy
                                       Title: Managing Director


                                       ENDURANCE CLO I, LTD.
                                       C/o: ING Capital Advisors LLC, as
                                       Collateral Manager

                                       By: /s/ Cheryl Wasilewski
                                           ----------------------------------
                                       Name: Cheryl Wasilewski
                                       Title: Vice President

                                       EVENT PARTNERS DEBT ACQUISTITION, L.L.C.


                                       By: /s/ Stuart R. Kovensky
                                           ----------------------------------
                                       Name: Stuart R. Kovensky
                                       Title: Authorized Signatory


                                       FRANKLIN CLO I, LIMITED


                                       By: /s/ Richard D'Addario
                                           ----------------------------------
                                       Name: Richard D'Addario
                                       Title: Senior Vice President

                                       FRANKLIN CLO III, LIMITED


                                       By: /s/ Richard D'Addario
                                           -----------------------------------
                                       Name: Richard D'Addario
                                       Title: Senior Vice President

                                       GENERAL ELECTRIC CAPITAL CORP.


                                       By: /s/ W. Jerome McDermott
                                           -----------------------------------
                                       Name: W. Jerome McDermott
                                       Title: Duly Authorized Signatory

                                       GLENEAGLES TRADING LLC


                                       By: /s/ Ann E. Morris
                                           -----------------------------------
                                       Name: Ann E. Morris
                                       Title: Asst Vice President

                                       HARRIS TRUST AND SAVINGS BANK


                                       By: /s/ Sandra J. Sanders
                                           -----------------------------------
                                       Name: Sandra J. Sanders
                                       Title: Vice President


                                       HIGHLAND LEGACY LTD
                                       By: Highland Capital Management, L.P. as
                                       Collateral Manager

                                       By: /s/ Chip Jones
                                           ----------------------------------
                                       Name: Chip Jones
                                       Title:

                                       HSBC BANK USA


                                       By: /s/ Matthew J. Logan
                                           ----------------------------------
                                       Name: Matthew J. Logan
                                       Title: Assistant Vice President


                                       IDS LIFE INSURANCE COMPANY


                                       By: American Express Asset Management
                                       Group Inc. as Collateral Manager


                                       By: /s/ Yvonne E. Stevens
                                           ----------------------------------
                                       Name: Yvonne E. Stevens
                                       Title: Senior Managing Director


                                       IKB DEUTSCHE INDUSTRIEBANK AG
                                       LUXEMBOURG BRANCH


                                       By: /s/ Stephen Jassett
                                           ----------------------------------
                                       Name: Stephen Jassett
                                       Title:  Director


                                       By: /s/ Manfred Ziwey
                                           ----------------------------------
                                       Name: Manfred Ziwey
                                       Title: Director


                                       ING PRIME RATE TRUST
                                       By: ING Investments, LLC as its
                                       Investment Manager


                                       By: /s/ Jason Groom
                                           ----------------------------------
                                       Name: Jason Groom
                                       Title: Vice President

                                       ING SENIOR INCOME FUND
                                       By: ING Investments, LLC as its
                                       Investment Manager


                                       By: /s/ Jason Groom
                                           ----------------------------------
                                       Name: Jason Groom
                                       Title: Vice President


                                       KZH CYPRESSTREE-1 LLC


                                       By: /s/ Dorian Herrera
                                           ----------------------------------
                                       Name: Dorian Herrera
                                       Title: Authorized Agent


                                       KZH HIGHLAND-2 LLC


                                       By: /s/ Dorian Herrera
                                           ----------------------------------
                                       Name: Dorian Herrera
                                       Title: Authorized Agent

                                       KZH ING-2 LLC


                                       By: /s/ Dorian Herrera
                                           ----------------------------------
                                       Name: Dorian Herrera
                                       Title: Authorized Agent

                                       KZH PONDVIEW LLC


                                       By: /s/ Dorian Herrera
                                           ----------------------------------
                                       Name: Dorian Herrera
                                       Title: Authorized Agent

                                       KZH STERLING LLC


                                       By: /s/ Dorian Herrera
                                           ----------------------------------
                                       Name: Dorian Herrera
                                       Title: Authorized Agent

                                       KZH WATERSIDE LLC


                                       By: /s/ Dorian Herrera
                                           ----------------------------------
                                       Name: Dorian Herrera
                                       Title: Authorized Agent


                                       MARINER LDC


                                       By: /s/ Charles R. Howe IV
                                           ----------------------------------
                                       Name: Charles R. Howe IV
                                       Title: Director


                                       ML CLO XII PILGRIM AMERICA (CAYMAN) LTD.
                                       By: ING Investments, LLC as its
                                       Investment Manager


                                       By: /s/ Jason Groom
                                           ----------------------------------
                                       Name: Jason Groom
                                       Title: Vice President


                                       ML CLO XV PILGRIM AMERICA (CAYMAN) LTD.
                                       By: ING Investments, LLC as its
                                       Investment Manager


                                       By: /s/ Jason Groom
                                           ----------------------------------
                                       Name: Jason Groom
                                       Title: Vice President

                                       ML CLO XX PILGRIM AMERICA (CAYMAN) LTD.
                                       By: ING Investments, LLC as its
                                       Investment Manager


                                       By: /s/ Jason Groom
                                           ----------------------------------
                                       Name: Jason Groom
                                       Title: Vice President


                                       MONUMENT CAPITAL LTD., as Assignee
                                       By: Alliance Capital Management L.P., as
                                       Investment Manager


                                       By: Alliance Capital Management
                                       Corporation, as General Partner

                                       By: /s/ Sverker Johansson
                                           ----------------------------------
                                       Name: Sverker Johansson
                                       Title: Vice President


                                       MORGAN STANLEY PRIME INCOME TRUST


                                       By: /s/ Peter Gewirtz
                                           ----------------------------------
                                       Name: Peter Gewirtz
                                       Title: Vice President


                                       NATEXIS BANQUES POPULAIRES



                                       By: /s/ Frank H. Madden, Jr.
                                           ----------------------------------
                                       Name: Frank H. Madden, Jr.
                                       Title: Vice President & Group Manager


                                       By: /s/ Kristen Brainard
                                           ----------------------------------
                                       Name: Kristen Brainard
                                       Title: Associate

                                       NATIONAL CITY


                                       By: /s/ Jennifer R. Hammarlund
                                           -----------------------------------
                                       Name: Jennifer R. Hammarlund
                                       Title: Assistant Vice President

                                       NEMEAN CLO, LTD.
                                       By: ING Capital Advisors LLC, as
                                       Investment Manager

                                       By: /s/ Cheryl Wasilewski
                                           -----------------------------------
                                       Name: Cheryl Wasilewski
                                       Title: Vice President


                                       NEW ALLIANCE GLOBAL CDO, LIMITED
                                       By: Alliance Capital Management L.P.,
                                       as Sub-advisor

                                       By: Alliance Capital Management
                                       Corporation, as General Partner

                                       By: /s/ Sverker Johansson
                                           ----------------------------------
                                       Name: Sverker Johansson
                                       Title: Vice President


                                       NYLIM HIGH YIELD CDO 2001, LTD.
                                       By: New York Life Investment Management,
                                       LLC, as Investment
                                       Manager and Attorney-in-Fact


                                       By: /s/ Robert H. Dial
                                           ----------------------------------
                                       Name: Robert H. Dial
                                       Title: Vice President

                                  ORYX CLO, LTD.
                                  By: ING Capital Advisors LLC, as Collateral
                                  Manager

                                  By: /s/ Cheryl Wasilewski
                                      ------------------------------
                                  Name: Cheryl Wasilewski
                                  Title: Vice President

                                  PACIFICA PARTNERS I, L.P.
                                  By: Imperial Credit Asset as its Investment
                                  Manager

                                  By: /s/ Mary Shaifer
                                      ------------------------------
                                  Name: Mary Shaifer
                                  Title: Vice President

                                  PAM CAPITAL FUNDING LTD.
                                  By: Highland Capital Management, L.P. as
                                  Collateral Manager

                                  By: /s/ Chip Jones
                                      ------------------------------
                                  Name:  Chip Jones
                                  Title:

                                  PAMCO CAYMAN LTD.
                                  By: Highland Capital Management, L.P. as
                                  Collateral Manager

                                  By: /s/ Chip Jones
                                      ------------------------------
                                  Name: Chip Jones
                                  Title:

                                  PILGRIM AMERICA HIGH INCOME INVESTMENTS LTD.
                                  By: ING Investments, LLC as its Investment
                                  Manager


                                  By: /s/ Jason Groom
                                      --------------------------------
                                  Name: Jason Groom
                                  Title: Vice President

                                  PILGRIM CLO 1999-1 LTD.
                                  By: ING Investments, LLC as its Investment
                                  Manager


                                  By: /s/ Jason Groom
                                      --------------------------------
                                  Name: Jason Groom
                                  Title: Vice President


                                  PINEHURST TRADING, INC.


                                  By: /s/ Ann E. Morris
                                      --------------------------------
                                  Name: Ann E. Morris
                                  Title: Asst. Vice President

                                  PPM AMERICA SPECIAL INVESTMENTS FUND, L.P.
                                  By: PPM America, Attorney in fact

                                  By: /s/ Chris T. Brown
                                      -------------------------------
                                  Name: Chris T. Brown
                                  Title: Managing Director

                                  PPM SHADOW CREEK FUNDING LLC

                                  By: /s/ Ann E. Morris
                                      --------------------------------
                                  Name: Ann E. Morris
                                  Title: Asst. Vice President

                                  PPM SPYGLASS FUNDING TRUST


                                  By: /s/ Ann E. Morris
                                      -------------------------------
                                  Name: Ann E. Morris
                                  Title: Authorized Agent

                                  PROMETHEUS INVESTMENT FUNDING NO. 1 LTD
                                  By: HVB Credit Advisors LLC, as Investment
                                  Manager

                                  By: /s/ Charles P. Strause
                                      -------------------------------
                                  Name: Charles P. Strause
                                  Title: Associate Director

                                  By: /s/ Timothy Harrod
                                      -------------------------------
                                  Name: Timothy Harrod
                                  Title: Managing Director

                                  SENIOR DEBT PORTFOLIO

                                  By: Boston Management and Research as
                                  Investment Advisor

                                  By: /s/ Scott H. Page
                                      -------------------------------
                                  Name: Scott H. Page
                                  Title: Vice President

                                  SEQUILS-CENTURION V, LTD
                                  By: American Express Asset Management Group,
                                  Inc. as Collateral Manager

                                  By: /s/ Leanne Stavrakis
                                      -------------------------------
                                  Name: Leanne Stavrakis
                                  Title: Director-Operations

                                        SEQUILS PILGRIM-I LTD.
                                        By: ING Investments, LLC as its
                                            Investment Manager

                                        By: /s/ Jason Groom
                                            ------------------------------------
                                            Name: Jason Groom
                                            Title: Vice President


                                        SIMSBURY CLO, LIMITED
                                        By: David L. Babson & Company. Inc.
                                            under delegated authority from
                                            Massachusetts Mutual Life Insurance
                                            Company as Collateral Manager

                                        By: /s/ Mary Ann McCarthy
                                            ------------------------------------
                                            Name: Mary Ann McCarthy
                                            Title: Managing Director


                                        SMOKY RIVER CDO, L.P.
                                        By: RBC Leveraged Capital as
                                            Portfolio Manager

                                        By: /s/ Melissa Marano
                                            ------------------------------------
                                            Name: Melissa Marano
                                            Title:  Partner


                                        SRS STRATEGIES (CAYMAN) LP
                                        By: Stanfield Capital Partners LLC
                                            as its Investment Manager

                                        By: /s/ Christopher E. Jansen
                                            ------------------------------------
                                            Name:  Christopher E. Jansen
                                            Title: Managing Partner


                                        STANFIELD CLO, LTD
                                        By: Stanfield Capital Partners LLC
                                            as its Collateral Manager

                                        By: /s/ Christopher E. Jansen
                                            ------------------------------------
                                            Name:  Christopher E. Jansen
                                            Title: Managing Partner

                         STANFIELD/RMF TRANSATLANTIC CDO, LTD.
                         By: Stanfield Capital Partners LLC as its Collateral Manager

                         By: /s/ Christopher E. Jansen
                             -------------------------
                         Name:  Christopher E. Jansen
                         Title: Managing Partner

                         SUNTRUST BANK

                         By: /s/ Janet R. Naifeh
                             -------------------
                         Name: Janet R. Naifeh
                         Title: Director

                         VAN KAMPEN CLO I, LIMITED
                         By: Van Kampen Investment Advisory Corp, as
                         Collateral Manager

                         By: /s/ Christina Jamieson
                             ----------------------
                         Name: Christina Jamieson
                         Title: Vice President

                         VAN KAMPEN CLO II, LIMITED
                         By: Van Kampen Investment Advisory Corp as
                         Collateral Manager

                         By: /s/ Christina Jamieson
                             ----------------------
                         Name: Christina Jamieson
                         Title: Vice President

                                        VAN KAMPEN PRIME RATE INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.

                                        By: /s/ Christina Jamieson
                                            ----------------------
                                        Name: Christina Jamieson
                                        Title: Vice President

                                        VAN KAMPEN SENIOR FLOATING RATE FUND
                                        By: Van Kampen Investment Advisory Corp.

                                        By: /s/ Christina Jamieson
                                            ----------------------
                                        Name: Christina Jamieson
                                        Title: Vice President

                                        VAN KAMPEN SENIOR INCOME TRUST
                                        By: Van Kampen Investment Advisory Corp.

                                        By: /s/ Christina Jamieson
                                            ----------------------
                                        Name: Christina Jamieson
                                        Title: Vice President

                                        WELLS FARGO BANK, N.A.

                                        By: /s/ Leonard Kam
                                        -------------------
                                        Name: Leonard Kam
                                        Title: Vice President & Principal

                                                                         ANNEX I

                                                                   SCHEDULE 1.1B
                                                                   -------------


                         FOURTH QUARTER 2002 ADJUSTMENTS

1.   Expenses recorded for excess and obsolete inventory, not to exceed
     $8 million.

2. Expenses recorded and relating to the closing of the Company's manufacturing facility in Yuba City, California, not to exceed $7 million.

3. Adjustments to expenses recorded and relating to the closing of the Company's manufacturing facility in West Seneca, New York, not to exceed $3 million.

                                                                        ANNEX II

                                                                   SCHEDULE 1.1C
                                                                   -------------


    PROJECTED TOTAL PROFIT CONTRIBUTION BEFORE DEPRECIATION AND AMORTIZATION

                                2003                            2004
                    ----------------------------        --------------------
                     Q1      Q2      Q3      Q4          Q1      Q2      Q3
                    ----------------------------        --------------------
BPCDA(1)
--------
Seafood             "..."   "..."  "..."    "..."       "..."   "..."   "..."
Breakfast           "..."   "..."  "..."    "..."       "..."   "..."   "..."
Pizza               "..."   "..."  "..."    "..."       "..."   "..."   "..."
Chef's Choice       "..."   "..."  "..."    "..."       "..."   "..."   "..."
Baking              "..."   "..."  "..."    "..."       "..."   "..."   "..."
Syrups              "..."   "..."  "..."    "..."       "..."   "..."   "..."
Bagels              "..."   "..."  "..."    "..."       "..."   "..."   "..."
Discretionary       "..."   "..."  "..."    "..."       "..."   "..."   "..."
                    ----------------------------        --------------------
                    "..."   "..."  "..."    "..."       "..."   "..."   "..."

(1) BPCDA includes the following
    Food Service BPCDA to be
    excluded after the sale of
    Frozen Breakfast

    Non-Breakfast
    Food Service    "..."   "..."  "..."    "..."       "..."   "..."   "..."